Revenue Recognition - Schedule of changes in the balance of contract liabilities (Details) - Forge Nano, Inc. - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
changes in the balance of contract liabilities
Balance - Beginning of period	$ 3,012	$ 2,643
Cash received	7,007	6,134
Less revenue recognized from continuing operations (net of returns, allowances, etc.) from satisfaction of performance obligations in the current period	(6,893)	(5,765)
Balance - End of period	$ 3,126	$ 3,012